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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-85785) of EarthCare Company of our report dated April 17, 2001 relating to the consolidated financial statements, which appears in this Form 10-K/A.




Tulsa, Oklahoma
July 16, 2001